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                                                                   Exhibit 10.4

                               SIXTH AMENDMENT TO
                                 LOAN AGREEMENT

         THIS SIXTH AMENDMENT TO LOAN AGREEMENT made and entered into as of this 24th day of October, 1996, ("this Sixth Amendment"), by and between SHOLODGE, INC., a Tennessee corporation ("Borrower"); SHONEY'S INN OF LEBANON, INC., a Tennessee corporation; SHONEY'S INN, INC., a Tennessee corporation; NASHVILLE AIR ASSOCIATES, INC., a Tennessee corporation; MOORE AND ASSOCIATES, INC., a Tennessee corporation; SUNSHINE INNS, INC. (successor by change of name to PenTal Inns, Inc. and successor by merger to Tampa Inn, Inc.), a Tennessee corporation; LAFLA INN, INC., a Tennessee corporation; SOUTHEAST TEXAS INNS, INC., a Tennessee corporation; DELAWARE INNS, INC., a Tennessee corporation; ALABAMA LODGING CORPORATION (successor by change of name to Birmingham Inn, Inc.), a Tennessee corporation; CAROLINA INNS, INC., a Tennessee corporation; MIDWEST INNS, INC., a Tennessee corporation; FAR WEST INNS, INC., a Tennessee corporation; SHONEY'S INN OF BATON ROUGE, a Tennessee general partnership; and FRONT RANGE SUITES, INC., a Tennessee corporation (individually and collectively "Co-Obligors"); and FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking corporation ("Lender").

                                    RECITALS

         WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated January 7, 1994 ("the Loan Agreement"), the terms of which are incorporated herein by this reference;

         WHEREAS, Borrower and Lender entered into that certain First Amendment to Loan Agreement dated March 21, 1994 ("the First Amendment"), the terms of which are incorporated herein by this reference;

         WHEREAS, Borrower, Lender, and certain of Co-Obligors entered into that certain Second Amendment to Loan Agreement dated June 20, 1994 ("the Second Amendment"), the terms of which are incorporated herein by this reference;

         WHEREAS, Borrower, Lender, and certain of Co-Obligors entered into that certain Third Amendment to Loan Agreement dated August 17, 1995 ("the Third Amendment"), the terms of which are incorporated herein by this reference;


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         WHEREAS, Borrower, Lender, and certain of Co-Obligors entered into that certain Fourth Amendment to Loan Agreement dated November 14, 1995 ("the Fourth Amendment"), the terms of which are incorporated herein by this reference;

         WHEREAS, Borrower, Lender, and Co-Obligors entered into that certain Fifth Amendment to Loan Agreement dated October 18, 1996 ("the Fifth Amendment"), the terms of which are incorporated herein by this reference;

         WHEREAS, Co-Obligors are Subsidiaries (as defined in the Loan Agreement) of Borrower and Co-Obligors have and will directly or indirectly benefit from extensions of credit made by Lender to Borrower;

         WHEREAS, Borrower and Co-Obligors have requested that Lender make an additional loan to Borrower in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) on the terms and conditions of the Loan Agreement, as amended, and upon the terms and conditions of this Sixth Amendment;

         WHEREAS, in order to induce Lender to extend the above described additional credit to Borrower and amend the Loan Agreement, as amended, as outlined in this Sixth Amendment, Borrower and Co-Obligors have made certain representations to Lender; and

         WHEREAS, Lender, in reliance on representations and inducements of Borrower and Co-Obligors, has agreed to make this additional Two Million Five Hundred Thousand Dollars ($2,500,000) loan to Borrower and further amend the Loan Agreement as provided in this Sixth Amendment.

         NOW, THEREFORE, for and in consideration of the agreement of Lender to amend the Loan Agreement as set out in this Sixth Amendment, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, relying on the representations and warranties contained in the Loan Agreement, as amended, agrees to further amend the Loan Agreement as follows:

         1. Definitions. All terms used herein will be further defined in the Loan Agreement, as amended.



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         2.       The Loan.  Section 2.1 of the Loan Agreement, as amended,
is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  2.1      Evidence of Indebtedness; Repayment.

                           (a) The Loan will be evidenced by the Note, which will include: (i) Promissory Note dated November 14, 1995, in the original principal amount of Twenty Five Million Dollars ($25,000,000) made and executed by Borrower and Co-Obligors, payable to Lender and having been delivered to Lender by Borrower and Co-Obligors (other than Carolina Inns, Inc., Midwest Inns, Inc., Far West Inns, Inc., Shoney's Inn of Baton Rouge, and Front Range Suites, Inc.); (ii) Addendum to Promissory Note dated December 27, 1995, executed by Carolina Inns, Inc., Midwest Inns, Inc., Far West Inns, Inc., and Shoney's Inn of Baton Rouge, as additional co-obligors; (iii) Second Addendum to Promissory Note dated October 18,1996, executed by Front Range Suites, Inc., as an additional co-obligor; and (iv) First Amendment to Promissory Note of even date, wherein the principal amount of the Note is increased to Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000) made and executed contemporaneously herewith by Borrower and Co- Obligors, payable to Lender and having been delivered to Lender by Borrower and Co-Obligors. Interest on LIBOR Rate Loans will be payable on the earlier of quarterly (i.e. January 1, April 1, July 1, and October 1) or the last day of the Interest Period. Interest on Prime Rate Loans will be payable quarterly (i.e. January 1, April 1, July 1, and October 1). The entire outstanding principal amount of the Note, plus all accrued and unpaid interest, will be due and payable on or before the Maturity Date. The Loan will be repayable in accordance with the additional terms set out in the Note.

                           (b) So long as no Event of Default has occurred and is continuing hereunder, and so long as no event has occurred that with the giving of notice, the passage of time or both, will constitute an Event of Default hereunder, and, subject to the restrictions set forth herein, Borrower may borrow, repay, and re-borrow



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         funds under the Loan as needed, so long as the maximum principal amount outstanding does not exceed Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000) during the time period beginning on the date hereof, and except as hereinafter provided, ending on the Maturity Date. Provided, however, Borrower will be required to make a mandatory prepayment in the principal amount of Two Million Five Hundred Thousand ($2,500,000) on November 22,1996; Borrower will not be permitted to re- borrow this Two Million Five Hundred Thousand Dollars ($2,500,000) and thereafter the maximum principal amount that may be outstanding under the Note at anytime will be reduced to Twenty Five Million Dollars ($25,000,000).

         3. Conditions Precedent. Notwithstanding any other provisions of this Sixth Amendment, it is understood and agreed that Lender will have no obligation to fund at any time unless and until the following conditions have been met and continue to be met, to the reasonable satisfaction of Lender and its counsel:

                  (a) Lender will have received such documents, instruments, and agreements, including, but not limited to, the Sixth Amendment and all modifications and/or amendments thereto, in form satisfactory to Lender, as Lender will reasonably request to evidence the agreement set out herein, which will include a First Amendment to Promissory Note, in form acceptable to Lender;

                  (b) A Certificate of Existence of Borrower and each of the Co-Obligors (other than Shoney's Inn of Baton Rouge) issued by the Secretary of State of Tennessee; and

                  (c) Opinion of counsel for Borrower and each of the Co-Obligors in form and substance satisfactory to Lender.

         4. Costs. Borrower agrees to pay all reasonable fees and costs incurred by Lender in connection with the preparation, execution, and delivery of all documentation reasonably required to evidence the agreement set out herein, including Lender's counsel fees.

         5. Continuing Representation and Warranty by Borrower and Co-Obligors. Borrower and Co-Obligors represent and warrant to Lender that all of the covenants, agreements, representations, and


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warranties made by Borrower and Co-Obligors in the Loan Agreement, as amended, in any writing delivered pursuant to the Loan Agreement, as amended, and in this Sixth Amendment, are true and correct, and have been fully complied with, in all material respects, as of such date.

         6. Continuing Effect. Except as specifically set forth in this Sixth Amendment, the Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment, and all of the Loan Documents remain in full force and effect as originally written.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

                                        LENDER:

                                        First Union National Bank of
                                        Tennessee

                                        By: /s/ Orville W. Kronk
                                            ------------------------------
                                            Orville W. Kronk
                                            Vice President


                                        BORROWER:

                                        ShoLodge, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        CO-OBLIGORS:

                                        Shoney's Inn of Lebanon, Inc.

                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


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                                        Shoney's Inn, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Nashville Air Associates, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Moore and Associates, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Sunshine Inns, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        LAFLA Inn, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Southeast Texas Inns, Inc.

                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


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                                        Delaware Inns, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Alabama Lodging Corporation


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Carolina Inns, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Midwest Inns, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Far West Inns, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Shoney's Inn of Baton Rouge

                                        By:      Two Seventeen, Inc.
                                                 General Partner


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                                                 By: /s/ Leon Moore
                                                     --------------------------
                                                 Its: President
                                                      -------------------------
                                        By:      Inn Partners, Inc.
                                                 General Partner

                                                 By: /s/ Leon Moore
                                                     --------------------------
                                                 Its: President
                                                      -------------------------

                                        Front Range Suites, Inc.

                                        By: /s/ Leon Moore
                                            -----------------------------------
                                            Leon Moore, President




                                      8
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                       FIRST AMENDMENT TO PROMISSORY NOTE

                                  $27,500,000

Nashville, Tennessee                                           October 24, 1996

         WHEREAS, on November 14, 1995, SHOLODGE, INC. ("Borrower"); SHONEY'S INN OF LEBANON, INC., SHONEY'S INN, INC., NASHVILLE AIR ASSOCIATES, INC., MOORE AND ASSOCIATES, INC., SUNSHINE INNS, INC. (successor by name change to PenTal Inns, Inc. and successor by merger to Tampa Inn, Inc.), LAFLA INN, INC., SOUTHEAST TEXAS INNS, INC., DELAWARE INNS, INC., ALABAMA LODGING CORPORATION (successor by name change to Birmingham Inns, Inc.), as co-obligors (individually and collectively "Co-Obligors"), executed a certain Promissory
Note in the original principal amount of Twenty Five Million Dollars ($25,000,000),payable to FIRST UNION NATIONAL BANK OF TENNESSEE ("Payee") ("the Note");

         WHEREAS, on December 27, 1995, CAROLINA INNS, INC., MIDWEST INNS, INC., FAR WEST INNS, INC., and SHONEY'S INN OF BATON ROUGE, as co-obligors (included in the defined term, individually and collectively, "Co-Obligors"), executed an Addendum to Promissory Note (included in the defined term "the Note");

         WHEREAS, on October 18, 1996, FRONT RANGE SUITES, INC., as co-obligor (included in the defined term, individually and collectively, "Co-Obligors"), executed a Second Addendum to Promissory Note (included in the defined term "the Note"); and

         WHEREAS, Borrower and Co-Obligors have requested that Payee make an additional loan to Borrower in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) on the terms and conditions of that certain Loan Agreement dated January 7, 1994, as amended by: (i) First Amendment to Loan Agreement dated March 21, 1994, (ii) Second Amendment to Loan Agreement dated June 20, 1994 , (iii) Third Amendment to Loan Agreement dated August 17, 1995, (iv) Fourth Amendment to Loan Agreement dated November 14, 1995, (v) Fifth Amendment to Loan Agreement dated October 18, 1996, and
(vi)Sixth Amendment to Loan Agreement of even date with this First Amendment to Promissory Note.

         NOW, THEREFORE, for and in consideration of the agreement of Payee to accept this First Amendment to Promissory Note, the mutual covenants and agreements hereinafter set forth and other good and


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valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Note is amended as follows:

         Borrower, Co-Obligors, and Payee hereby delete the first paragraph of the Note in its entirety and substitute the following in lieu thereof:

                  FOR VALUE RECEIVED, the undersigned, SHOLODGE, INC., a Tennessee corporation ("Borrower"); SHONEY'S INN OF LEBANON, INC., a Tennessee corporation; SHONEY'S INN, INC., a Tennessee corporation; NASHVILLE AIR ASSOCIATES, INC., a Tennessee corporation; MOORE AND ASSOCIATES, INC., a Tennessee corporation; SUNSHINE INNS, INC. (successor by change of name to PenTal Inns, Inc. and successor by merger to Tampa Inn, Inc.), a Tennessee corporation; LAFLA INN, INC., a Tennessee corporation; SOUTHEAST TEXAS INNS, INC., a Tennessee corporation; DELAWARE INNS, INC., a Tennessee corporation; ALABAMA LODGING CORPORATION (successor by change of name to Birmingham Inn, Inc.), a Tennessee corporation; FAR WEST INNS, INC., a Tennessee corporation; SHONEY'S INN OF BATON ROUGE, a Tennessee general partnership; and FRONT RANGE SUITES, INC., a Tennessee corporation (individually and collectively "Co- Obligors"), promise to pay to the order of FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking corporation ("Payee"; Payee and/or any subsequent holder(s) hereof, "Holder"), at Payee's address P.O. Box 2648, Nashville, Tennessee 37219-0648, or at such other place as Holder will designate from time to time in writing, the principal sum of Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000), or so much thereof as may have been advanced, together with interest on the unpaid principal balance of such indebtedness from time to time outstanding from the date hereof at the rates hereinafter set forth, in lawful money of the United States of America, such principal and interest being due and payable as provided in the Note.

         Section 3 of the Note is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  3. Payment Terms. Interest on LIBOR Rate Loans will be payable the earlier of quarterly (i.e. January 1, April 1, July 1, and October 1) or the last day of each Interest Period. Interest on Prime Rate Loans will be payable


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         quarterly (i.e. January 1, April 1, July 1, and October 1). The entire outstanding principal amount of the Note, plus all accrued and unpaid interest, penalties, and fees will be due and payable on or before the Maturity Date. Borrower will be required to make a mandatory prepayment in the principal amount of Two Million Five Hundred
         Thousand Dollars ($2,500,000) on November 22, 1996; Borrower will not be permitted to re-borrow this Two Million Five Hundred Thousand Dollars ($2,500,000) and thereafter the maximum principal amount that may be outstanding under the Note at anytime will be reduced to Twenty Five Million Dollars ($25,000,000).

         Except as specifically set out in this First Amendment, the Note will remain in full force and effect as originally written.

         SIGNED, SEALED, AND DELIVERED, as of the 24th day of October, 1996.

                                         BORROWER:

                                         ShoLodge, Inc.


                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President


                                         CO-OBLIGORS:

                                         Shoney's Inn of Lebanon, Inc.


                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President


                                         Shoney's Inn, Inc.


                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President

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                                         Nashville Air Associates, Inc.

                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President

                                         Moore and Associates, Inc.

                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President

                                         Sunshine Inns, Inc.


                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President

                                         LAFLA Inn, Inc.


                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President

                                         Southeast Texas Inns, Inc.


                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President

                                         Delaware Inns, Inc.


                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President

                                         Alabama Lodging Corporation


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                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President

                                         Carolina Inns, Inc.


                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President

                                         Midwest Inns, Inc.


                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President

                                         Far West Inns, Inc.


                                         By: /s/ Leon Moore
                                             --------------------------------
                                             Leon Moore, President

                                         Shoney's Inn of Baton Rouge

                                         By: Two Seventeen, Inc.
                                             General Partner

                                             By: /s/ Leon Moore
                                                 ----------------------------
                                             Its: President
                                                 ----------------------------

                                         By: Inn Partners, Inc.
                                             General Partner



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                                             By: /s/ Leon Moore
                                                 ----------------------------
                                             Its: President
                                                 ----------------------------



                                         Front Range Suites, Inc.

                                         By: /s/ Leon Moore
                                             ---------------------------------
                                             Leon Moore, President




         The undersigned Payee hereby consents to this First amendment to Promissory Note.

                                         PAYEE:

                                         First Union National Bank of
                                         Tennessee

                                         By: /s/ Orville W. Kronk
                                             ---------------------------------
                                             Orville W. Kronk
                                             Vice President


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